UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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International Rectifier Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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M62415-P42440 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on November 4, 2013. Meeting Information See the reverse side of this notice to obtain proxy materials and voting instructions. INTERNATIONAL RECTIFIER CORPORATION INTERNATIONAL RECTIFIER CORPORATION 101 N. SEPULVEDA BLVD. EL SEGUNDO, CA 90245-4382 Meeting Type: Annual For holders as of: September 13, 2013 Date: November 4, 2013 Time: 9:00 AM (California Time) Location: Ayres Hotel 14400 Hindry Avenue Hawthorne, CA 90250

Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods Vote In Person: To vote in person, you must attend the annual meeting. At the meeting, you will need to request a ballot to vote these shares. Please review the proxy materials for additional information regarding meeting attendance and voting in person. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 21, 2013 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX . XXXX XXXX XXXX M62416-P42440 Proxy Materials Available to VIEW or RECEIVE: INTERNATIONAL RECTIFIER CORPORATION'S 2013 ANNUAL REPORT PROXY STATEMENT

Voting Items M62417-P42440 The Board of Directors recommends that you vote FOR the following nominees: The Board of Directors recommends that you vote FOR Proposals 2 and 3: 01) Robert S. Attiyeh 02) Mary B. Cranston 03) Richard J. Dahl 04) Dwight W. Decker 05) Didier Hirsch 06) Oleg Khaykin 07) Thomas A. Lacey 08) James D. Plummer 09) Barbara L. Rambo 10) Rochus E. Vogt 1. Election of Directors Nominees: 2. Proposal to approve, by non-binding vote, the compensation of the Company's named executive officers. 3. Proposal to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for fiscal year 2014.

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